UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2024

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JOANN Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-40204	46-1095540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Darrow Road

Hudson, Ohio 44236

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	JOAN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

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Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 20, 2024, JOANN, Inc. (the “Company”) was notified by the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that Nasdaq had determined to delist the Company’s common stock, par value $0.01 per share (the “Common Stock”). Nasdaq reached its decision that the Company is no longer suitable for listing pursuant to Nasdaq Listing Rules 5101, 5110(b), and IM‑5101-1 as a result of the Company’s commencement of voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) on March 18, 2024. The Company does not intend to appeal this determination.

Trading of the Company’s Common Stock will be suspended at the opening of business on March 28, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s Common Stock from listing and registration on Nasdaq.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report other than statements of historical fact should be considered forward-looking statements. Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” or the negative thereof or other variations thereon or comparable terminology. Forward-looking statements in this Current Report include, but are not limited to, the Company’s intention to not appeal Nasdaq’s delisting determination and the delisting of the Company’s Common Stock on March 28, 2024.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: the timing and outcome of the Company's current proceedings (the “Chapter 11 Cases”) under Chapter 11 and the Company’s filing for relief under Chapter 11; the impact of the Chapter 11 Cases on the listing of the Company’s securities on Nasdaq; and the factors, risks and uncertainties included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 28, 2023, as well as in the Company’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov. Any forward-looking statement that the Company makes in this Current Report speaks only as of the date of such statement. Except as required by law, the Company does not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOANN INC.

Dated: March 22, 2024

By: /s/ Scott Sekella_________

Name: Scott Sekella

Title: Executive Vice President, Chief Financial Officer and Member, Interim Office of the Chief Executive Officer

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